EXHIBIT 10.6


               CONFIRMATION FOR U.S. DOLLAR INTEREST RATE SWAP
                   TRANSACTION UNDER 1992 MASTER AGREEMENT

Date:     May 8, 2008                      Our ref: 99502296
To:       J.P. Morgan Chase Commercial     From:    JPMorgan Chase Bank, N.A.
          Mortgage Securities Trust                 270 Park Avenue
          2008-C2                                   6th Floor
          c/o LaSalle Bank National                 New York, New York 10017
          Association
          135 South LaSalle Street
          Mailcode: IL4-135-16-25
          Chicago, Illinois 60603
Attn:     LaSalle Global Trust             Contact: Andrew Taylor
          Services-J.P. Morgan 2008-C2
Telecopy                                   Fax No:  (212) 834-6598
No:       (312) 904-1085
                                           Tel No:  (212) 834-3813



Dear Sir/Madam,

            The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between J.P. Morgan Chase Commercial Mortgage Securities Corp. Trust 2008-C2 and JPMorgan Chase Bank, N.A. (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below (the "Agreement").

            The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc., the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Definitions or the Trust Agreement referred to below under "Credit Support Documents."

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement (including the Schedule thereto) dated as of May 8, 2008, as amended and supplemented from time to time (the "Agreement"), between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

            In this Confirmation "Party A" means JPMorgan Chase Bank, N.A. and "Party B" means J.P. Morgan Chase Commercial Mortgage Securities Trust 2008-C2 (the trust established pursuant to the Trust Agreement, as defined herein).

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

          Notional Amount:         For each Calculation Period, the
                                   Certificate Balance (as defined in the
                                   Trust Agreement) of the Commercial Mortgage
                                   Pass-Through Certificates, Series 2008-C2,
                                   Class A-4FL Regular Interest, issued by
                                   Party B under the Trust Agreement, as of the close of business on the Distribution
                                   Date (as defined in the Trust Agreement) occurring in such Calculation Period, except that the Notional Amount for the Initial Calculation Period shall be the Original Certificate Balance (as defined in the Trust Agreement) of the Commercial
                                   Mortgage Pass-Through Certificates, Series
                                   2008-C2, Class A-4FL Regular Interest. For the avoidance of doubt, on the Effective
                                   Date, the Notional Amount is equal to
                                   $145,000,000.

          Trade Date:              May 8, 2008

          Effective Date:          May 8, 2008

          Termination Date:        The earlier of: (a) the Rated Final
                                   Distribution Date (as defined in the Trust
                                   Agreement) in February of 2051; or (b) the date when the Notional Amount hereunder has been reduced to zero, in each case subject to adjustment in accordance with the Following
                                   Business Day Convention.

          Initial Accrual
          Interest Payment by
          Party A to Party B:      $169,110, to be paid on the Effective Date.

          Initial Up-front
          Payment by Party B
          to Party A:              $10,353, to be paid on the Effective Date.



       Fixed Amounts:

          Fixed Rate Payer:        Party B

          Fixed Rate Payer         The related Distribution Date, beginning on
          Payment Dates:           June 12, 2008 and ending on the Termination
                                   Date.


          Fixed Rate:              5.998% per annum

          Fixed Rate Day           30/360 (without regard to the date of the
          Count Fraction:          first day or last day of the Calculation
                                   Period).

          Initial Fixed Rate       From and including May 1, 2008, through and
          Calculation Period:      including May 31, 2008.

          Fixed Amount:            For each Payment Date in respect of a Fixed
                                   Rate Calculation Period, the lesser of: (1) the product of (a) the Fixed Rate, (b) the Fixed Rate Day Count Fraction and (c) the
                                   Notional Amount for such Fixed Rate
                                   Calculation Period (the "Regular Fixed
                                   Amount") or (2) the amount of funds available for such payment under the Trust Agreement
                                   (the "Available Fixed Amount").

          Fixed Rate Payer         The first day of each calendar month (with
          Period End Dates:        no adjustments).

          Fixed Rate Payer         For each Payment Date, the period from and
          Delayed Payment:         including the immediately preceding Period
                                   End Date to, but excluding, such Payment
                                   Date.

          Fixed Rate               For each Payment Date, the calendar month
          Calculation Period:      preceding such Payment Date during the Term
                                   of this Swap Transaction.

          Additional Fixed         For any Payment Date, the amount of any
          Amount:                  Yield Maintenance Charges (as defined in
                                   the Trust Agreement) paid in respect of the Class A-4FL Regular Interest on the related
                                   Distribution Date under the Trust Agreement.



       Floating Amounts:

          Floating Rate Payer:     Party A

          Floating Rate Payer      The Business Day prior to the related
          Payment Dates:           Distribution Date, beginning on June 11,
                                   2008 and ending on the Termination Date.

          Floating Rate:           LIBOR plus the Spread.

          Floating Rate            LIBOR, as defined and calculated under the
          Option:                  Trust Agreement; provided that for the
                                   Initial Floating Rate Calculation Period, the Floating Rate Option should be 2.67375%.

          Spread:                  1.5000%

          Floating Rate Day
          Count Fraction:          Actual/360

          Floating Rate            For each Payment Date, the period from and
          Calculation Period:      including the Distribution Date in the
                                   preceding calendar month (or the Closing Date
                                   (as defined in the Trust Agreement), in the case of the Initial Floating Rate Calculation
                                   Period), to, but excluding, the related
                                   Distribution Date, except that the final
                                   Calculation Period will end on, but exclude, the Termination Date.

          Initial Floating         From and including the Closing Date to, but
          Rate Calculation         excluding, June 12, 2008.
          Period:

          Floating Amount:         For each Payment Date in respect of a
                                   Floating Rate Calculation Period, the
                                   lesser of: (1) an amount equal to the
                                   product of (a) the Floating Rate, (b) the Floating Rate Day Count Fraction and (c) the Notional Amount for such Floating Rate
                                   Calculation Period (the "Regular Floating
                                   Amount") or (2) an amount equal to (a) the Regular Floating Amount minus (b) the excess of (i) the Regular Fixed Amount for such Payment Date over (ii) the Available
                                   Fixed Amount.

          Business Days:           As defined in the Trust Agreement.

          Calculation Agent:       Party B

          Other:                   For the avoidance of doubt, for purposes of
                                   Section 2(c) of the Agreement, any amounts payable by the Floating Rate Payer on a Floating Rate Payer Payment Date, and by the Fixed Rate Payer on the related Fixed Rate Payer Payment Date, shall be netted even though such dates may be different, and the party with the larger aggregate amount shall make the net payment on the related Payment Date.


3.    Recording of Conversations

            Each party to this Transaction acknowledges and agrees to the tape recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such tape recordings may be submitted in evidence in any Proceedings relating to the Agreement and/or this Transaction.


4.          Credit Support         With respect to Party B, the Pooling and
            Documents:             Servicing Agreement, dated as of May 1, 2008,
                                   among J.P. Morgan Chase Commercial Mortgage
                                   Securities Corp., as depositor, Midland Loan
                                   Services, Inc., as master servicer no. 1, Wells Fargo Bank, N.A., as master servicer no. 2, CWCapital Asset Management LLC, as special servicer and LaSalle Bank National
                                   Association, as trustee and paying agent, as amended, modified, supplemented, restated or replaced from time to time (the "Trust
                                   Agreement").




5.          Account Details:

            Account for             Name: JPMorgan Chase Bank, N.A.
            payments to             City: New York
            Party A:                ABA: 021-000-021
                                    Acct #: 099-997-979
                                    Attn: Balance Guaranty



            Account for             Name: LaSalle Bank National Association,
            payments to             as Paying Agent
            Party B:                ABA: 071000505
                                    LaSalle/CHGO/CTR/
                                    BNF:/LASALLE TRUST
                                    for further credit to A/C # 725432.1
                                    JPM 2008-C2 Attn: LaSalle Global Trust
                                    Services

6.          Offices:

            The Office of Party
            A for this
            Transaction is:         New York, NY

            The Office of
            Party B for this
            Transaction is:         Chicago, IL

                  Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within three (3) Business Days by returning via telecopier an executed copy of this Confirmation to the attention of Andrew Taylor (fax no. (212) 834-6598).

Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

                                         Accepted and confirmed as of the date
                                         first written:

                                         J.P. Morgan Chase Commercial Mortgage
JPMorgan Chase Bank, N.A.                Securities Trust 2008-C2

                                         By: LaSalle Bank National Association,
                                         not in its individual capacity, but
                                         solely as Paying Agent

By: /s/ Andrew B. Taylor                 By: /s/ Ann M. Kelly
   ------------------------------------     ------------------------------------
   Name: Andrew B. Taylor                   Name: Ann M. Kelly
   Title: Managing Director                 Title: Assistant Vice President